Exhibit 99.1

AMC Preferred Equity unit (“APE”) Dividend

Frequently Asked Questions

The following information about the AMC Preferred Equity unit dividend is qualified in its entirety by reference to the full text of the Company’s current report on Form 8-K filed with the SEC on August 4, 2022 (the first filing on such date) and the accompanying exhibits.

We encourage you to review our securities filings about the APE dividend together with our information page, AMC Preferred Equity Unit Comparison to AMC Common Stock, for detailed information about the AMC Preferred Equity units and the dividend.

1.	What is an AMC Preferred Equity unit?

●	Each AMC Preferred Equity unit (sometimes referred to herein as “APEs”) is designed to have the same economic value as a share of Class A Common Stock (the “common stock”).

●	Each AMC Preferred Equity unit is designed to have the same voting rights as a share of common stock.

●	The AMC Preferred Equity unit will trade on the New York Stock Exchange under the ticker symbol “APE”.

●	An AMC Preferred Equity unit is a depositary share with each AMC Preferred Equity unit representing a one one-hundredth (1/100th) interest in a share of AMC’s authorized Series A Convertible Participating Preferred stock.

2.	When is the AMC Preferred Equity unit dividend being issued?

●	Dividend Payment Date: Friday, August 19, 2022 (close of business).

●	Important Date: Ex-dividend Date – Monday, August 22, 2022 (first trading day after dividend payment).

●	If an investor sells shares of our common stock on the NYSE before the ex-dividend date of August 22, 2022, that investor will not be entitled to the AMC Preferred Equity unit dividend on the shares of common stock that are sold.

●	If an investor buys our common stock on the NYSE before the ex-dividend date of August 22, 2022, that investor will be entitled to receive the AMC Preferred Equity unit dividend on the shares of common stock purchased.

●	AMC Preferred Equity units will begin trading on the NYSE on the ex-dividend date of August 22, 2022. However, the first initial trade of the AMC Preferred Equity units may not commence exactly with the market opening. We expect the first APE trade will occur on the NYSE sometime between the market opening at 9:30 am EDT and 12:00 pm EDT on August 22, 2022. After the first trade is made, we would expect to see continuous trading thereafter.

3.	Are the AMC Preferred Equity units convertible into common stock? If so, when?

●	Technically yes, the AMC Preferred Equity units can convert into common stock, but only if the AMC Board proposes and then investors vote to approve an increase in the number of authorized shares of common stock, in an amount at least sufficient to permit the conversion of the AMC Preferred Equity units into common stock.

●	However, we do not currently expect the AMC Board to make such a proposal any time soon.

●	It is more likely than not that the two securities, the common stock and AMC Preferred Equity units will trade as two separate securities for quite some time to come.

4.	Do I need to do anything to receive the AMC Preferred Equity unit dividend?

●	To receive the dividend, you must own shares of common stock at the end of trading on Friday, August 19, 2022.

●	If an investor sells our common stock on the NYSE before the ex-dividend date of August 22, 2022, that investor will not be entitled to the AMC Preferred Equity unit dividend on the shares of common stock that are sold.

●	If an investor buys our common stock on the NYSE before the ex-dividend date of August 22, 2022, that investor will be entitled to receive the AMC Preferred Equity unit dividend on the shares of common stock purchased.

●	AMC will be delivering the AMC Preferred Equity unit dividend via Computershare to the Depository Trust Company (“DTC”) who will then deliver them to your broker. How each individual broker then handles the dividends is determined by the broker and is governed by your brokerage agreement.

●	In most cases, you will need to take no action, and APEs will automatically go into your account. However, if that does not happen, you should immediately contact your broker.

●	Some brokerage firms will deposit your APEs quickly, while others may take several days to do so.

●	If you have any questions about the distribution of your AMC Preferred Equity units, please contact your brokerage firm.

5.	Is the AMC Preferred Equity unit dividend a cash dividend?

●	No, the dividend is not a cash dividend.

●	AMC will issue one AMC Preferred Equity unit as a dividend for every share of common stock.

●	The AMC Preferred Equity unit will trade on the NYSE under the ticker symbol “APE”.

●	AMC will be delivering the AMC Preferred Equity unit dividend via Computershare to the Depository Trust Company (“DTC”) who will then deliver them to your broker. How each individual broker then handles the dividends is determined by the broker and is governed by your brokerage agreement.

●	Some investors own an amount of common stock that includes a fraction of a share of common stock. AMC will not deliver any fractional AMC Preferred Equity units.

●	If you hold shares of common stock directly in the DRS system of Computershare, you will receive APEs for the whole number of shares you own, plus any fractional shares of common stock will receive cash in lieu of a fractional AMC Preferred Equity unit. (Hypothetically, for example if you own 43.4 shares of common stock, you would receive 43 APEs and cash for the 0.4 shares). Computershare will sell AMC Preferred Equity units on the open market in order to deliver cash to the applicable holders in lieu of any fractional AMC Preferred Equity units.

●	If you hold fractional shares of common stock through a broker and have questions about the treatment of your fractional share, please contact your brokerage firm.

●	Each broker determines what types of securities it will support on its trading platform.

●	If you have any questions about the distribution of your AMC Preferred Equity units, please contact your brokerage firm.

6.	Do the AMC Preferred Equity units have voting rights?

●	Yes, the AMC Preferred Equity units are designed to have the same voting rights as common stock.

●	We encourage you to visit the AMC Preferred Equity unit Comparison to AMC Common Stock page on our investor relations website.

7.	How many AMC Preferred Equity units are there?

●	Theoretically, over the lifetime of the security, the maximum number of AMC Preferred Equity units that could be authorized over time is up to 5 billion (based on a total number of authorized preferred stock of 50 million).

●	However, the AMC Board currently has only authorized the equivalent of 1 billion of these AMC Preferred Equity units that can be issued now. 516,820,595 of these 1 billion AMC Preferred Equity units are being issued this month to shareholders as a dividend.

●	The AMC Board currently has no plan or intention in calendar years 2022 or 2023 to authorize more than this initial 1 billion amount of APEs. However, AMC’s Board of directors may authorize additional AMC Preferred Equity units at any time in the future at its sole discretion, including in 2022 or 2023 if it deems such an issuance to be in AMC’s best interests.

●	We encourage you to visit the AMC Preferred Equity unit Comparison to AMC Common Stock page on our investor relations website.

8.	If you are issuing 516,820,595 AMC Preferred Equity units as a dividend, what happens to the other approximately 483.2 million AMC Preferred Equity units?

●	The Preferred Stock underlying AMC Preferred Equity units remaining after issuance of the dividend, approximately 483.2 million AMC Preferred Equity units, will be categorized as authorized but unissued units on AMC’s balance sheet.

9.	Can AMC issue the 483.2 million AMC Preferred Equity units in the future without shareholder approval?

●	The shareholders of AMC already approved the creation of AMC preferred equity back in 2013 and delegated its future issuance solely to the AMC Board of Directors.

●	Authorized but unissued AMC Preferred Equity units can be issued in the future in the same way that AMC can issue authorized but unissued shares of common stock. Normal regulations and requirements with respect to share issuances apply, including potential filings with the SEC and public disclosure, along with the circumstances under which shareholder approval is or is not required.

●	AMC Preferred Equity units provide AMC with a currency that can be used in the future to further strengthen our balance sheet, including by reducing our debt and other liabilities. The AMC Preferred Equity units also give AMC the ability to invest in shareholder value-enhancing and transformative M&A investment opportunities. In addition, the flexibility provided by the Company’s AMC Preferred Equity units immensely lessens any survival risk as we continue to work our way through the impact of the COVID pandemic towards recovery and transformation.

10.	When will AMC issue or sell the remaining AMC Preferred Equity units?

●	If and when the Board of Directors chooses to issue or sell a portion of the authorized but unissued AMC Preferred Equity units, AMC will file any required documentation with the SEC and make appropriate public disclosures.

●	The mere existence of authorized but unissued AMC Preferred Equity units does not imply anything about the amount or timing of future issuances or sales.

11.	When do the AMC Preferred Equity units start trading and what will the price of the AMC Preferred Equity units be?

●	AMC Preferred Equity units are expected to begin trading on the NYSE on the ex-dividend date of August 22, 2022. The AMC Preferred Equity units are expected to begin trading on the NYSE sometime between the market opening at 9:30am EDT and 12:00pm EDT on August 22, 2022.

●	The price of the AMC Preferred Equity units will be determined by buyers and sellers in the open market.

●	Because the AMC Preferred Equity unit is designed to have the same economic value and voting rights as a share of common stock, in theory, the common stock and AMC Preferred Equity unit should have similar market values and the impact of the AMC Preferred Equity unit dividend should be similar to a 2/1 stock split.

●	An investor owning one share of common stock on August 19, 2022 will hold one share of common stock and one AMC Preferred Equity unit on August 22, 2022.

●	An investor should therefore expect that the price of a stand-alone share of common stock logically should at least initially decline, however that investor’s economic interest will be the sum of the price of a share of common stock plus the price of an APE.

12.	What happens to option contracts related to AMC after the dividend is paid?

●	AMC is not responsible for the terms or interpretations of option contracts. Please contact your broker for additional information.

●	It is our general understanding that the strike price of option contracts related to our common stock should not change. Instead, each contract should apply to an equal number of shares of common stock and AMC Preferred Equity units. For example, a contract on 100 shares of common stock would become a contract on 100 shares of common stock plus 100 AMC Preferred Equity units. However, those trading options should consult with your brokers for more precise information about your situations.

13.	Is there any common stock dilution due to the AMC Preferred Equity unit dividend?

●	The number of shares of common stock outstanding (516,820,595) remains unchanged as a result of the distribution of the AMC Preferred Equity units.

●	In addition to the 516,820,595 shares of common stock outstanding on August 19, 2022 an additional 516,820,595 AMC Preferred Equity units will become outstanding on the ex-dividend date of August 22, 2022.

●	Therefore, because these APEs are all going, and only going, to existing shareholders, there is no dilution from this initial APE dividend.

●	Dilution occurs only when the AMC Board decides that the Company should issue additional AMC Preferred Equity units in the future. AMC expects that it will decide to issue more APEs with the express purpose of debt reduction or repayment, along with other potential uses for additional APEs as has previously been communicated publicly.

14.	When will I receive the AMC Preferred Equity units in my brokerage account?

●	AMC will be delivering the AMC Preferred Equity unit dividend via Computershare to the Depository Trust Company (“DTC”) who will then deliver them to your broker. How each individual broker then handles the dividends is determined by the broker and is governed by your brokerage agreement.

●	Each broker determines what securities it will support on its trading platform.

●	Some brokerage firms may deposit your APEs quickly, while others may take several days to do so.

●	If you have any questions about the distribution of your AMC Preferred Equity units please contact your brokerage firm.

15.	I am an international shareholder. Will I receive the AMC Preferred Equity unit dividend?

●	AMC will be delivering the AMC Preferred Equity unit dividend via Computershare to the Depository Trust Company (“DTC”) for all shareholders who will then deliver them to your broker, regardless of whether you are a U.S. or international shareholder. How each individual broker then handles the dividends is determined by the broker and is governed by your brokerage agreement.

●	Shares of common stock held through a depositary receipt program will be subject to the terms of that arrangement.

●	AMC does not control how brokers choose to process the dividend.

●	Each broker determines what securities it will support on its trading platform.

●	If you have questions about the distribution of your AMC Preferred Equity units please contact your brokerage firm.

16.	Is it accurate that my broker may sell my AMC Preferred Equity units and give me the cash equivalent rather than the AMC Preferred Equity unit dividend?

●	If your shares of common stock are held at a broker, AMC will be delivering the AMC Preferred Equity unit dividend via Computershare to the Depository Trust Company (“DTC”) who will then deliver them to your broker. How each individual broker then handles the dividend is determined by the broker and is governed by your brokerage agreement.

●	AMC does not have control over how each broker chooses to process the dividend.

●	Each broker determines what types of securities it will support on its trading platform.

●	If you have questions about the distribution of your AMC Preferred Equity units please contact your brokerage firm.

17.	How is the issuance of the AMC Preferred Equity unit dividend taxed?

●	In the United States, the AMC Preferred Equity unit dividend is not expected to be a taxable dividend. However, any investors who receive cash in lieu of a fractional unit may recognize a taxable gain or loss in respect of the receipt of such cash.

●	For the AMC Preferred Equity units received in the dividend, the holding period used in determining whether capital gains and losses are short-term or long-term is expected to be the same dates as are used for the common stock on which the AMC Preferred Equity units were distributed.

●	An IRS Form 8937 will be published on our website when finalized, which is expected to be by August 31, 2022.

●	Tax laws do vary from country to country, and international shareholders should check the laws in their respective countries.

●	The above does not constitute tax advice and you should consult with a tax professional.

18.	I am seeing references that people are calling this a spin-off. Are you selling off any part of the company?

●	No, we are paying an AMC Preferred Equity unit dividend.

●	The NYSE is categorizing AMC’s payment of the AMC Preferred Equity unit dividend as a spin-off because AMC is issuing a new security that is different from our common stock.

19.	I am still confused about the dividend; can you delay the dividend until the fourth quarter?

●	We encourage you to review our securities filings with respect to the AMC Preferred Equity unit dividend together with our information page, AMC Preferred Equity Unit Comparison to AMC Common Stock, for detailed information about the AMC Preferred Equity units and the dividend.

●	The dividend process has begun, the necessary documents have been filed with the SEC, legal notice has been given to the NYSE, and significant numbers of shares of our common stock already have traded in the market informed by the knowledge and expectation that the dividend will issue under the terms announced.

●	Therefore, the dividend will and must proceed as outlined in our filings.

20.	What shares will be used in the diluted earnings per share calculation when you report third quarter earnings?

●	The diluted earnings per share calculation for third quarter 2022 earnings will include both common stock and AMC Preferred Equity units.

21.	Can investors short the AMC Preferred Equity units?

●	The AMC Preferred Equity units are expected to trade in a manner similar to other equity securities on the New York Stock Exchange. Short selling is legal in the United States and permitted by the New York Stock Exchange. Therefore, AMC Preferred Equity units can be sold short in the same way that other equity securities on the NYSE can be sold short, and there is no action that AMC can take to prevent short selling.

22.	How can I buy or sell AMC Preferred Equity units after they begin trading?

●	AMC Preferred Equity units will trade on the NYSE under the ticker symbol, “APE”.

●	AMC Preferred Equity units can be bought and sold through brokerage firms that offer the AMC Preferred Equity unit security on their trading platform.

23.	Do I need to register my shares of common stock with AMC’s transfer agent, Computershare, in order to receive the dividend?

●	No, you do not need to register your shares of common stock with AMC’s transfer agent, Computershare, in order to receive the dividend.

●	AMC will be delivering the AMC Preferred Equity unit dividends via Computershare to the Depository Trust Company (“DTC”) who will then deliver them to your broker. How each individual broker then handles the dividends is determined by the broker and is governed by your brokerage agreement.

●	Each broker determines what securities it will support on its trading platform.

●	If you have any questions about the distribution of your AMC Preferred Equity units please contact your brokerage firm.

24.	Are the AMC Preferred Equity units automatically direct registered with AMC’s transfer agent, Computershare?

●	No, the AMC Preferred Equity units are not automatically direct registered with AMC’s transfer agent, Computershare, except in the case of common stock that is direct registered.

25.	How do I sign up to get my “I OWN APE” and “I OWN AMC 9/2022” NFTs?

●	To be eligible for the two current NFT offers, you need to sign up as a member of AMC Investor Connect and self-identify as a shareholder by August 31, 2022.

●	To become a member, please visit our AMC Investor Connect webpage at: https://www.amctheatres.com/stockholders .

●	U.S. Investors will need to create a free AMC Stubs account and self-identify as a shareholder by checking the box indicating “I am an AMC Stockholder” in the AMC Stubs Account profile. You will NOT receive an email confirmation.

●	International investors may sign up to receive AMC Investor Connect emails by providing their email address and country of residence using the web page link provided above and scrolling down to the international section.

●	NFT redemption instruction emails will be sent to eligible AMC Investor Connect members during or before the week of September 19, 2022.

●	If you do not have a Wax Wallet, please do not try to open one until you have received the redemption instruction email.

26.	If I am just signing up now for AMC Investor Connect, can I get the past NFTs?

●	Congratulations, you are now eligible to receive future NFTs and other offers that are exclusive to Investor Connect members.

●	The very nature of NFT’s is that they are finite in quantity. Therefore, unfortunately, we are not able to issue past NFT offers that have already expired.

●	However, in knowing that those of you who are getting an “I OWN APE” NFT might also want a matching “I OWN AMC” NFT (which was issued in January 2022), we have created a new updated version (dated September 2022) of the original “I OWN AMC” NFT. If you are already a member of AMC Investor Connect, or enroll by August 31, 2022 you will get both of these new NFTs free, with our compliments.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about AMC’s beliefs and expectations, are forward-looking statements. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding future shareholder distributions, the listing of the AMC Preferred Equity Units on the NYSE for trading, the conversion of the AMC Preferred Equity Units into common stock and any future authorization of additional AMC Preferred Equity Units, future balance sheet strengthening, including debt repayments, future capital and investment opportunities, potential shareholder value and potential recovery and transformation.

Additional factors, including developments related to COVID-19, that may cause results to differ materially from those described in the forward-looking statements are set forth under the caption “Risk Factors” and elsewhere in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as our other filings with the U.S. Securities and Exchange Commission (the “SEC”), copies of which may be obtained by visiting our Investor Relations website at http://investor.amctheatres.com or the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.